UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2007

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

US GOLD CANADIAN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Alberta, Canada	333-133725-01	42-1701924
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

165 South Union Blvd., Suite 565

Lakewood, CO 80228

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code:  (303) 238-1438

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets.

On June 28, 2007, US Gold Corporation (the “Company”) and US Gold Canadian Acquisition Corporation (“Canadian Exchange Co.”) completed plan of arrangement transactions with Nevada Pacific Gold Ltd. (“Nevada Pacific”) and Tone Resources Limited (“Tone Resources”).  On June 29, 2007, the Company and Canadian Exchange Co. completed a compulsory acquisition of White Knight Resources Ltd. (“White Knight”).  The transactions were the second phase acquisitive transactions in connection with the tender offers for the shares of Nevada Pacific, Tone Resources and White Knight as described in more detail in the Company’s report on Form 8-K, Commission File No. 001-33190, filed with the Securities and Exchange Commission on March 26, 2007.  Completion of the second phase acquisitive transactions extinguished the minority interest in these companies which were not acquired by Canadian Exchange Co. in the tender offers and resulted in the issuance of approximately 4,936,915 additional exchangeable shares of Canadian Exchange Co.

Pursuant to the terms of the plan of arrangement with Nevada Pacific, a copy of which is attached as Exhibit 2.1 to this report, Canadian Exchange Co. acquired 11,968,165 common shares of Nevada Pacific and now owns an aggregate of 71,246,421 common shares of Nevada Pacific, representing 100% of the issued and outstanding shares.  In exchange for their Nevada Pacific common shares, shareholders other than Canadian Exchange Co. received exchangeable shares of Canadian Exchange Co. on the basis of 0.23 of an exchangeable share for each common share of Nevada Pacific.  The exchangeable shares are exchangeable for the Company’s common stock on a one-for-one basis.  Optionholders and warrantholders of Nevada Pacific will receive replacement options or warrants entitling the holders to receive 0.23 of a share of the Company’s common stock for each common share of Nevada Pacific underlying the option or warrant upon exercise.

Nevada Pacific holds an exploratory property portfolio covering approximately 890 square miles of mineral rights in Mexico, including the Magistral Gold Mine, eleven properties in Nevada and one in Utah. The Nevada property portfolio covers approximately 85 square miles, including portions of two significant gold producing regions: the Cortez Trend and the Carlin Trend.

Pursuant to the terms of the plan of arrangement with Tone Resources, a copy of which is attached as Exhibit 2.2 to this report, Canadian Exchange Co. acquired 2,799,926 common shares of Tone Resources and now owns an aggregate of 21,592,652 Tone Resources common shares, representing 100% of the issued and outstanding shares.  In exchange for their Tone Resources common shares, shareholders other than Canadian Exchange Co. received exchangeable shares of Canadian Exchange Co. on the basis of 0.26 of an exchangeable share for each common share of Tone Resources.  Optionholders and warrantholders of Tone Resources will receive replacement options or warrants entitling the holders to receive 0.26 of a share of the Company’s common stock for each common share of Tone Resources underlying the option or warrant upon exercise.

Tone Resources controls substantially all mineral interests in seven properties totaling approximately seven square miles, and located in Elko, Eureka, Lander, and Pershing counties in Nevada. Tone Resources’ mineral properties were acquired from KM Exploration Ltd., a private company with a former director common to Tone Resources, or were staked by that former director. The properties are subject to a royalty of 1% of net smelter returns, excepting the Red Ridge property, portions of which are subject to a royalty of 4% of net smelter returns.

In connection with the compulsory acquisition transaction with White Knight, Canadian Exchange Co. acquired 4,160,732 common shares of White Knight and now owns an aggregate of 59,892,518 common shares of White Knight, representing 100% of the issued and outstanding shares.  In exchange for their common shares of White Knight, shareholders other than Canadian Exchange Co. received 0.35 of an exchangeable share for each common share of White Knight.  Warrantholders of White Knight will receive replacement warrants entitling the holders to receive 0.35 of a share of the Company’s common stock for each common share of White Knight underlying the warrant upon exercise.

White Knight’s portfolio includes 19 properties totaling over 115 square miles, 15 of which are located in the Cortez Trend. Four of the properties are joint ventured to various companies subject to earn-in agreements.  Barrick Gold Corporation has earned in to a 60% controlling interest in the Patty (Indian Ranch) Project, with White Knight retaining approximately 30% and Chapleau Resources Ltd. retaining 10%.  In the three remaining joint ventures, White Knight holds 100% with the joint ventures currently advancing.

Item 7.01             Regulation FD Disclosure.

On July 3, 2007, the Company issued press releases regarding the completion of the second stage acquisitive transactions for Nevada Pacific, Tone Resources and White Knight and the addition of the Company to the Russell 3000 index.  A copy of the press releases are attached to this report as Exhibits 99.1 and 99.2, respectively.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired. The financial statements required by Item 9.01(a) were previously filed in the Company’s definitive proxy statement on Schedule 14A, Commission File No. 001-33190, filed with the Securities and Exchange Commission on February 9, 2007.

(b)

Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b) was previously filed in the Company’s definitive proxy statement on Schedule 14A, Commission File No. 001-33190, filed with the Securities and Exchange Commission on February 9, 2007.

(d)	Exhibits. The following exhibits are furnished with this report:

	2.1	Plan of Arrangement among US Gold, US Gold Canadian Acquisition Co. and Nevada Pacific Gold.

	2.2	Plan of Arrangement among US Gold, US Gold Canadian Acquisition Co. and Tone Resources.

	99.1	Press Release dated July 3, 2007.

	99.2	Press Release dated July 3, 2007.

Cautionary Statement

Certain statements contained herein or in the exhibits furnished with this report made by or on behalf of the Company may contain forward-looking statements.  Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Factors that could cause actual results to differ materially include, among others, drilling results, commodity prices, industry conditions, the availability of drill rigs and other support services, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the Securities and Exchange Commission.  Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: July 3, 2007	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary

US GOLD CANADIAN ACQUISITION CORPORATION

Date: July 3, 2007	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

2.1	Plan of Arrangement among US Gold, US Gold Canadian Acquisition Co. and Nevada Pacific Gold.

2.2	Plan of Arrangement among US Gold, US Gold Canadian Acquisition Co. and Tone Resources.

99.1	Press Release dated July 3, 2007.

99.2	Press Release dated July 3, 2007.